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                                                                    EXHIBIT 10.3


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                     FEDERAL NATIONAL MORTGAGE ASSOCIATION

                     DELEGATED UNDERWRITING AND SERVICING

                         MASTER LOSS SHARING AGREEMENT

                                    BETWEEN

                     FEDERAL NATIONAL MORTGAGE ASSOCIATION

                                      AND

                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.

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                  FEDERAL NATIONAL MORTGAGE ASSOCIATION
                  DELEGATED UNDERWRITING AND SERVICING
                       MASTER LOSS SHARING AGREEMENT

SECTION                             HEADING                                PAGE

RECITALS ......................................................................1

STATEMENT OF AMENDMENT AND CONSOLIDATION ......................................2

                                   ARTICLE 1

DEFINED TERMS .................................................................2

                                   ARTICLE 2

SALE OF MORTGAGE LOANS.........................................................7
          Section 2.01.      Conveyance of Mortgage Loans......................7
          Section 2.02.      Loss Sharing......................................7

                                   ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF LENDER ......................................8
          Section 3.01.      No Consents.......................................8
          Section 3.02.      Existence and Power...............................8
          Section 3.03.      Authorization and
                             Non-contravention.................................8
          Section 3.04.      Binding Effect....................................8
          Section 3.05.      Governmental Consents.............................8
          Section 3.06.      Litigation........................................8
          Section 3.07.      Eligible Lender...................................9
          Section 3.08.      Compliance with Laws..............................9

                                   ARTICLE 4

COVENANTS OF LENDER ...........................................................9
          Section 4.01.      Performance of Obligations........................9
          Section 4.02.      Good Standing.....................................9
          Section 4.03.      Compliance with Laws..............................9
          Section 4.04.      Agreement as Official Record of
                             Lender...........................................10

                                   ARTICLE 5

LENDER'S SERVICING OF MORTGAGE LOANS..........................................10
          Section 5.01       Compliance with Delegated Underwriting and
                             Servicing Guide..................................10
          Section 5.02.      Monthly Payments Equal to Principal
                             and Interest; Delinquency Advances...............10
          Section 5.03.      Servicing Advances...............................10
          Section 5.04.      Repurchase of Mortgage Loans.....................11
          Section 5.05.      Interim Loss Sharing Adjustments.................11


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          Section 5.06.      Unavailability of Net Operating
                             Income..........................................13
          Section 5.07.      Partial Payments................................13

                                   ARTICLE 6

LOSS SHARING.................................................................13
          Section 6.01.      General ........................................13
          Section 6.02.      Asset Valuation Date............................14
          Section 6.03.      Determination of Asset Value....................14
          Section 6.04.      Calculation and Allocation of Loss
                             Sharing.........................................15
          Section 6.05.      Final Settlement of Loss........................15
          Section 6.06.      Third Party Assumption of Lender's
                             Share of Loss...................................16
          Section 6.07.      Determination of Loss Level.....................16
          Section 6.08.      Effect of Workouts on Loss Sharing..............16

                                   ARTICLE 7

EVENTS OF DEFAULT............................................................17
          Section 7.01.      Events of Default...............................17

                                   ARTICLE 8

REMEDIES.....................................................................18
          Section 8.01.      Remedies Available to Fannie Mae................18
          Section 8.02.      Remedies Not Exclusive..........................19
          Section 8.03.      Delay or Omission Not Waiver....................19
          Section 8.04.      Restoration of Rights and Remedies..............19

                                   ARTICLE 9

MISCELLANEOUS................................................................19
          Section 9.01.      Benefit of Agreement............................19
          Section 9.02.      Notices.........................................20
          Section 9.03.      Severability....................................20
          Section 9.04.      Multiple Counterparts...........................20
          Section 9.05.      Termination of Delegated
                             Underwriting and Servicing Master
                             Loss Sharing Agreement..........................21
          Section 9.06.      Survival........................................21
          Section 9.07.      Relationship to DUS Guide.......................21
          Section 9.08.      Governing Law; Submission to
                             Jurisdiction; Waiver of Jury Trial..............21

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                                LIST OF EXHIBITS

EXHIBIT A - Mortgage Loan Certificate........................................A-1

EXHIBIT B - Loss Sharing Formula.............................................B-1

EXHIBIT C - Existing Mortgage Loan Schedule..................................C-1

EXHIBIT D - Consent to Interim Loss Sharing Adjustment.......................D-1

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THIS DELEGATED UNDERWRITING AND SERVICING MASTER LOSS SHARING AGREEMENT (the
"Agreement") is made between Federal National Mortgage Association, a corporation organized and existing under the laws of the United States of America ("Fannie Mae") and Washington Mortgage Financial Group, Ltd., a Delaware corporation (the "Lender")


                                   RECITALS:

A. Fannie Mae offers a multifamily mortgage purchase product line called Delegated Underwriting and Servicing, under which Fannie Mae purchases multifamily mortgage loans from approved multifamily mortgage lenders that underwrite, originate, sell and service such mortgage loans.

B. Fannie Mae has approved Lender for Delegated Underwriting and Servicing, and Fannie Mae and Lender have entered into certain agreements pertaining to Delegated Underwriting and Servicing, including the Contract and the Reserve Agreement (as each such term is defined below).

C. From time to time, Lender has delivered, or will deliver, Mortgage Loans (as defined below) for sale to Fannie Mae under Delegated Underwriting and Servicing.

D. Lender and Fannie Mae will share in any losses on Mortgage Loans under Delegated Underwriting and Servicing, and, to secure Lender's obligations under Delegated Underwriting and Servicing, Lender is required to establish a reserve and to deliver Acceptable Collateral to Custodian in accordance with the Reserve Agreement (as each such term is defined below).

E. Custodian, as agent and bailee of Fannie Mae, will hold collateral that Lender delivers to Custodian to secure Lender's obligations under the Reserve Agreement.

F. Fannie Mae and Lender desire to provide in this Agreement the manner in which Fannie Mae and Lender will share in any losses that may arise with respect to any Mortgage Loan, and for certain remedies of Fannie Mae if Lender defaults under this Agreement or the Reserve Agreement or is in breach of the Contract.

G. If Lender is a depository institution, Lender and Fannie Mae intend that this Agreement, together with the Contract and the Reserve Agreement, be a "securities contract" as that term is defined in 11 U.S.C. Section 741, as amended by 12 U.S.C. Section 1821(e)(8)(D)(ii), and that Fannie Mae have the rights of a party to a Qualified Financial Contract (as defined in 12 U.S.C. Section 1821(e)(D)(i)) as set forth in 12 U.S.C. Section 1821, as such sections may be amended from time to time.

H. It is the intention of the parties that this Agreement shall amend, and constitute the consolidation and entire



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restatement of, all "Loss Sharing Agreements" delivered or assumed by Lender prior to the effective date of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Fannie Mae and Lender incorporate the above recitals and agree as follows:


                    STATEMENT OF AMENDMENT AND CONSOLIDATION

     This Agreement constitutes an amendment of each "Loss Sharing Agreement"
(i) executed and delivered by Fannie Mae and Lender with respect to Mortgage Loans identified on Exhibit C (the "Existing Mortgage Loan Schedule" as defined below) or (ii) assumed by Lender with the approval of Fannie Mae with respect to Mortgage Loans identified on Exhibit C. It is the intention of the parties that this Agreement shall fully restate in their entirety, and effect the consolidation of, all Loss Sharing Agreements delivered or assumed by Lender prior to the effective date of this Agreement in the form of a single agreement. Lender acknowledges that the representations and warranties made in connection with Mortgage Loans set forth on the Existing Mortgage Loan Schedule remain in full force and effect notwithstanding the execution of this Agreement. Lender further agrees that Fannie Mae, after the effective date of this Agreement shall amend Exhibit C to add Mortgage Loans, if any, delivered by Lender prior to the effective date of this Agreement. Fannie Mae shall deliver a copy of revised Exhibit C to Lender.


                                   ARTICLE 1
                                 DEFINED TERMS

     Capitalized terms in this Agreement shall have the following meanings:

     Acceptable Collateral: Acceptable Collateral delivered to Custodian in compliance with, and as defined in, the Reserve Agreement.

     Asset Valuation Date: As defined in Section 6.02 of this Agreement.

     Asset Value: The dollar amount with respect to a Mortgaged Property as determined under Section 6.03 of this Agreement.

     Borrower: The Person(s) obligated under a Note, Security Instrument and other documents executed and delivered with respect to a Mortgage Loan.


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     Business Day: Any day except a Saturday, Sunday or other day on which
Fannie Mae is not open for business.

     Commitment Date: The date of a commitment to purchase a Mortgage Loan under Delegated Underwriting and Servicing as shown on the Commitment Confirmation (as defined in the DUS Guide) that is sent by Fannie Mae to Lender with respect to that Mortgage Loan or, if there is a written commitment agreement other than or in addition to a Commitment Confirmation between the Lender and Fannie Mae with respect to that Mortgage Loan pursuant to which the Loss Sharing Agreement will apply to such loan, the date such commitment agreement is accepted by the Lender.

     Contract: The Mortgage Selling and Servicing Contract between Lender and Fannie Mae, as amended by the Delegated Underwriting and Servicing Addendum, and as may be further amended from time to time.

     Custodian: The Custodian as defined in the Reserve Agreement.

     Date of Default: As to any Mortgage Loan, the date of the first uncured Payment Default or Performance Default.

     Delinquency Advances: Any payments that Lender makes, in whole or in part, out of its own funds and in accordance with Section 5.02 of this Agreement, in amounts equal to principal and interest owed to Fannie Mae under a Mortgage Loan, calculated at the Pass-Through Rate (not at the default interest rate), solely pursuant to Lender's obligations to Fannie Mae and not with respect to the Borrower's obligations under that Mortgage Loan.

     Delinquency Resolution Costs: As to any Mortgage Loan, any costs, limited as provided below, paid or incurred by Lender or Fannie Mae: (i) to commence and pursue foreclosure proceedings and appointment of a receiver, (ii) to restructure a Mortgage Loan (except for costs associated with any Lender Workout as discussed in the DUS Guide) on the related Mortgaged Property that are directly related to such foreclosure proceedings or restructurings and
(iii) to commence and pursue collection (to the extent paid or incurred prior to the Asset Valuation Date) under a guaranty or similar obligation, including exceptions to non-recourse under the Mortgage Loan, under documents assigned to or otherwise benefitting Fannie Mae. Delinquency Resolution Costs are limited to reasonable attorneys' fees, court costs, recordation and transfer fees, environmental assessments, appraisal costs (but only if obtained in connection with bankruptcy proceedings or under the written direction of Fannie Mae) and similar costs necessary to achieve foreclosure, appointment of a receiver, or restructuring, all as approved by Fannie Mae.

     Delivery Date: The date of delivery of a Mortgage Loan to Fannie Mae.

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     DUS Guide: The Fannie Mae Delegated Underwriting and Servicing Guide, as
amended or supplemented from time to time by Fannie Mae, including any DUS Lender Memos, announcements or guide updates, providing for certain terms and conditions applicable to Lender's sale and assignment of Mortgage Loans to Fannie Mae and Lender's servicing obligations with respect to such Mortgage Loans.

     Event of Default: Any one or more of the events described in Article 7 of this Agreement.

     Existing Mortgage Loan Schedule: A schedule, in the form of Exhibit C, setting forth, as of the effective date of this Agreement, all of the Mortgage Loans previously delivered to Fannie Mae for which Lender has loss sharing obligations, which schedule shall include any amendment made by Fannie Mae to add Mortgage Loans delivered by Lender prior to the effective date of this Agreement.

     Final Settlement of Loss: The determination by Fannie Mae, pursuant to this Agreement (including either Exhibit B to this Agreement with respect to any Mortgage Loan listed on Exhibit C or the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for any other Mortgage Loan), of the final allocation of losses to be borne by Fannie Mae and Lender in respect of a defaulted Mortgage Loan and the payment of any amounts pursuant to such determination.

     5% Amount: As defined in Section 5.05 of this Agreement.

     Governmental Body: Any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     Lender Deductible Amount: The amount calculated by multiplying the actual unpaid principal balance of a Mortgage Loan on the last day immediately preceding the Asset Valuation Date for such Mortgage Loan by the percentage specified in Exhibit B for Mortgage Loans listed on Exhibit C or, for any other Mortgage Loan, the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for such Mortgage Loan, for calculating the Lender Deductible Amount as applicable to the Loss Level for that Mortgage Loan determined as provided in this Agreement.

     Level I, Level II and Level III: The three loss sharing designations described as such in the DUS Guide.

     Loss Level: Any of Level I, Level II or Level III, as applicable.

     Loss Sharing Formula: With respect to any Mortgage Loan listed on Exhibit C, the provisions set forth in Exhibit B, or, for any other Mortgage Loan, the provisions of the DUS Guide (excluding

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the examples and procedures) in effect on the Commitment Date for such Mortgage
Loan, that set forth how the loss on a Mortgage Loan will be calculated and allocated between Fannie Mae and the Lender and how the Final Settlement of Loss will be determined.

     Mortgage Loan: A multifamily mortgage loan that is or will be either originated and sold by Lender to Fannie Mae under Delegated Underwriting and Servicing or with respect to which Lender has assumed or will assume the loss sharing obligations under Delegated Underwriting and Servicing, which mortgage loan upon delivery to Fannie Mae is evidenced by a Note and is secured by a Security Instrument and other documents executed and delivered with respect to that mortgage loan and with respect to which either a Mortgage Loan Certificate has been or will be delivered or deemed delivered to Fannie Mae or which is listed on Exhibit C.

     Mortgage Loan Certificate: A certificate, in the form of Exhibit A, delivered by Lender to Fannie Mae with each Mortgage Loan delivered after the effective date of this Agreement.

     Mortgaged Property: The property that secures a Note, which consists of the land, as described in the related Security Instrument, and all buildings and other improvements, including the multifamily housing project, made to and located on the land, together with all fixtures, equipment and furniture affixed or attached thereto or located thereon, as more specifically provided in the applicable Security Instrument.

     Note: A promissory note, including any addendum thereto, that evidences the debt secured by a Security Instrument and that Lender either has transferred and endorsed to Fannie Mae or with respect to which Lender has assumed the loss sharing obligations, under Delegated Underwriting and Servicing.

     Payment Default: The failure of a Borrower to pay when due and in full any payment(s) required with respect to the related Mortgage Loan, including, but not limited to, principal, interest, late charges, default interest, prepayment premium, escrows or other collateral accounts for taxes, insurance premiums and assessments, other collateral accounts and the Replacement Reserve. For example, scheduled principal and interest payments are past due on the second day of a calendar month.

     Payment Obligation: The obligation of Lender to make certain payments to Fannie Mae in accordance with the terms of the Contract, the DUS Guide and this Agreement.

     Person: An individual, corporation, partnership, association, trust, limited liability company, or any other entity or organization, including a Governmental Body or political subdivision or an agency or instrumentality thereof.


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     Performance Default: The failure of a Borrower to perform any promise or covenant under the related Mortgage Loan other than a failure that constitutes a Payment Default.

     Reimbursement Base: The dollar amount calculated with respect to a particular Mortgage Loan, as determined in accordance with Section 6.04 of this Agreement and either Exhibit B with respect to any Mortgage Loan listed on Exhibit C or, for any other Mortgage Loan, the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for that Mortgage Loan.

     Release Date: The date on and as of which Lender shall be released from its obligation to make any future Delinquency Advance or Servicing Advance and to pay Delinquency Resolution Costs with respect to a particular Mortgage Loan, which date shall be the earliest to occur of the following:

          (i) The date on which such Mortgage Loan is paid in full, the Borrower's obligations thereunder are fully paid and finally released, and the preference period under applicable federal and state bankruptcy laws has passed;

          (ii) the date on which Fannie Mae, in its sole discretion, shall have fully and finally released Lender in writing from its Payment Obligations with respect to such Mortgage Loan;

         (iii) the date upon which an Asset Valuation Date arises with respect to such Mortgage Loan under Section 6.02; or

          (iv) the date on which Lender repurchases such Mortgage Loan pursuant to Section 5.04.

     Replacement Reserve: Any reserve or collateral account that is established or delivered by or on behalf of a Borrower and held by Lender or Fannie Mae in connection with a Mortgage Loan for maintenance of the Mortgaged Property as more specifically provided in an agreement between Lender and Borrower with respect to such account.

     Reserve Agreement: The Delegated Underwriting and Servicing Reserve Agreement among Fannie Mae, Lender and Custodian, as such agreement may be amended by the parties thereto from time to time.

     Security Instrument: The deed of trust, deed to secure debt or mortgage, including any rider thereto, that secures a Note and that Lender either has transferred and assigned to Fannie Mae or with respect to which Lender has assumed the loss sharing obligations, under Delegated Underwriting and Servicing.

     Servicing Advances: The payments Lender makes out of its own funds and in accordance with Section 5.03 of this Agreement for

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taxes, assessments, insurance premiums and other items (other than principal and interest) owed or expended with respect to a Mortgaged Property solely pursuant to Lender's obligations to Fannie Mae and not with respect to the Borrower's obligations under the Mortgage Loan.

     Total Lender Loss: As defined in Exhibit B for the Mortgage Loans listed on Exhibit C or, for all other Mortgage Loans, in the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for each such Mortgage Loan.



                                   ARTICLE 2
                             SALE OF MORTGAGE LOANS

     Section 2.01. Conveyance of Mortgage Loans. In connection with the sale of each Mortgage Loan by Lender and the purchase of such Mortgage Loan by Fannie Mae on and after the date Lender executes this Agreement, Lender will endorse the related Note, and assign the related Security Instrument and other related Mortgage Loan documents as required under the DUS Guide for delivery of that Mortgage Loan to Fannie Mae. In each case, Lender shall deliver to Fannie Mae a Mortgage Loan Certificate with respect to such Mortgage Loan.

     Section 2.02. Loss Sharing. Notwithstanding the endorsement of each Note by Lender "without recourse," Lender acknowledges and agrees that it shall be liable for the payment of the Lender Deductible Amount, if any, and its allocated share of the Reimbursement Base, Delinquency Resolution Costs and other amounts applicable to each such Mortgage Loan, all as provided under this Agreement, and otherwise shall be bound by and subject to all the terms and provisions of this Agreement, the Contract, the Reserve Agreement and the DUS Guide, and Fannie Mae shall have the right to exercise all of its rights and remedies against Lender under the same. Lender acknowledges and agrees that, with respect to each Mortgage Loan it delivers to Fannie Mae, that it shall deliver, and if it fails to so deliver, shall be deemed to have delivered, a Mortgage Loan Certificate and that the representations and warranties set forth in this Agreement with respect to Mortgage Loans will be applicable to each such delivered Mortgage Loan. Lender further acknowledges and agrees that any errors in or omissions from the Mortgage Loan Certificate with respect to a Mortgage Loan shall not diminish in any respect Lender's obligations as provided in this Agreement in respect of such Mortgage Loan.



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                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF LENDER

     Lender represents and warrants to Fannie Mae (a) on the date of execution by Lender of this Agreement, and (b) on each Delivery Date that:

     Section 3.01. No Consents. No consents or approvals of any Person are required that have not been obtained for the execution, delivery and performance of this Agreement by Lender.

     Section 3.02. Existence and Power. Lender is the type of entity set forth by the first paragraph of this Agreement duly organized, validly existing and in good standing under the laws governing its creation and existence and has all necessary corporate or partnership, as applicable, powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and to enter into this Agreement. If applicable, each general partner of Lender (other than any natural Person who is a general partner) is duly organized, validly existing and in good standing under the laws governing its creation and existence and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     Section 3.03. Authorization and Non-contravention. The execution, delivery and performance by Lender of this Agreement are within Lender's corporate or partnership, as applicable, power and have been duly authorized by all necessary corporate or partnership, as applicable, action on the part of Lender and, if applicable, any Person with an ownership interest in Lender whose action is required and will not: (i) violate or contravene any law, regulation, judgment, injunction, order, decree or other instrument currently binding on Lender; or (ii) violate, contravene or constitute a default under any provision of the governing documents of Lender or of any material agreement, contract, mortgage or other instrument currently binding on Lender.

     Section 3.04. Binding Effect. This Agreement constitutes a valid and binding agreement of Lender enforceable against Lender in accordance with its terms.

     Section 3.05. Governmental Consents. No consent, approval, authorization or order of any Governmental Body is required, and no filing need be made with any Governmental Body, in connection with the execution, delivery and performance by Lender of the transactions contemplated by this Agreement.

     Section 3.06. Litigation. There are no actions, suits, or proceedings pending or to the best knowledge of Lender threatened against it or, if applicable, any general partner of Lender, in any court or before any Federal, state, municipal or other governmental

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department or commission, board, bureau, agency or instrumentality that if adversely determined will materially and adversely affect its business or financial condition or the validity and enforceability of this Agreement or its ability to perform in accordance with this Agreement.

     Section 3.07. Eligible Lender. Lender is eligible to participate in Delegated Underwriting and Servicing and is in material compliance with all of the eligibility requirements set forth in the DUS Guide and the Contract.

     Section 3.08. Compliance with Laws. Neither Lender nor, if applicable, any general partner of Lender is in violation of any statute, rule or regulation of any Governmental Body or any order of any court or arbitrator, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of Lender or, if applicable, any general partner of Lender. if Lender is a depository institution, Lender has complied with the requirements of 12 U.S.C. Section 1823(e), as amended from time to time, in connection with the authorization, execution, delivery and retention of all documents under Delegated Underwriting and Servicing.


                                   ARTICLE 4
                              COVENANTS OF LENDER


     Section 4.01. Performance of Obligations. Lender covenants to keep and perform faithfully all of the covenants and undertakings contained in this Agreement, the Reserve Agreement, the DUS Guide and the Contract.

     Section 4.02. Good Standing. Lender covenants to maintain its good standing under all applicable laws and regulations and to commit no act that would alter the status of Lender as represented in Section 3.02 above. In the event Lender has not maintained such status, it shall immediately notify Fannie Mae to such effect.

     Section 4.03. Compliance with Laws. Neither Lender nor, if applicable, any general partner of Lender will violate any statute, rule or regulation of any Governmental Body or any order of any court or arbitrator, the violation of which, considered in the aggregate, could materially and adversely affect the business, operations or properties of Lender or, if applicable, any general partner of Lender. Lender agrees to forward, immediately upon receipt, any notices it receives of any such violation or non-compliance. If Lender is a depository institution, Lender will comply with the requirements of 12 U.S.C.
Section 1823(e), as amended from time to time, in connection with the authorization, execution and delivery of all documents under Delegated Underwriting and Servicing.

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     Section 4.04. Agreement as Official Record of Lender. If Lender is a
depository institution, Lender covenants that this Agreement (including the Mortgage Loan Certificates and the Exhibits and amendments to this Agreement) is, and will be maintained continuously as, an official record of Lender as contemplated in 12 U.S.C. Section 1823(e)(4), as amended from time to time.


                                   ARTICLE 5
                      LENDER'S SERVICING OF MORTGAGE LOANS

     Section 5.01. Compliance with Delegated Underwriting and Servicing Guide; Delinquency Resolution Costs. Lender shall be responsible for servicing each Mortgage Loan in accordance with the terms and provisions set forth in this Agreement, the DUS Guide and the Contract. Lender shall pay Delinquency Resolution Costs as provided in this Agreement.

     Section 5.02. Monthly Payments Equal to Principal and Interest; Delinquency Advances. Whether or not any Borrower pays to Lender the full amount due under a Mortgage Loan, Lender, subject to Section 5.05 (if applicable), will remit to Fannie Mae monthly amounts equal to all principal and interest then owed under each Mortgage Loan in the manner and at the time Lender is required to make remittances under the DUS Guide. On and after the Release Date with respect to a Mortgage Loan, Lender shall not be obligated to make any future Delinquency Advances for that Mortgage Loan. Lender's agreement to make Delinquency Advances in respect of a Mortgage Loan is a part of Lender's loss sharing obligations under this Agreement, constitutes a separate contractual obligation of Lender to Fannie Mae and is not a guarantee or surety of any obligation of the related Borrower.

     Section 5.03. Servicing Advances. Whether or not Borrower makes payments to Lender, Lender shall pay when due (and prior to the imposition of any penalties or charges), subject to Section 5.05 (if applicable), amounts equal to (i) all taxes and assessments against each Mortgaged Property, (ii) all insurance premiums for insurance for each Mortgaged Property to insurance carrier(s) acceptable to Fannie Mae, in accordance with the DUS Guide, and
(iii) any other payment, as determined by Fannie Mae, necessary to preserve and protect the Mortgaged Property or to exercise any legal or equitable remedies (other than foreclosure) against the Borrower or the Mortgaged Property (including attorney, appraisal or other professional fees) or any other obligations relating to the Mortgaged Property as set forth in the Mortgage Loan documents. After a Date of Default with respect to any Mortgage Loan, Lender remains obligated to pay when due (and prior to the imposition of any penalties, or charges), subject to Section 5.05 (if applicable), the amounts set forth in the first sentence of this Section 5.03; provided, however, Lender shall not be

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

required to make Servicing Advances to fund escrows or custodial accounts for taxes, assessments and insurance premiums or to make payments to the Replacement Reserve; provided, further, however, that the Lender must apply any partial payments (including any net operating income from the Mortgaged Property that, under applicable state law, is then available for use by Fannie
Mae) in the manner specified in Sections 5.06 and 5.07. On and after the Release Date with respect to a Mortgage Loan, Lender shall not be obligated to make any future Servicing Advances for that Mortgage Loan.

     Section 5.04. Repurchase of Mortgage Loans. Lender shall have the right to repurchase any Mortgage Loan following the Borrower's first uncured Payment Default, provided that at least 120 days have elapsed since the date of the Borrower's delinquency under such Mortgage Loan. The repurchase price shall be equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, plus (ii) the amount of any accrued and unpaid interest and other sums (except late charges and default interest) then due under such Mortgage Loan, plus (iii) for any Mortgage Loan purchased for cash by Fannie Mae, the amount of any prepayment premium, calculated using the applicable Pass-Through Rate (as defined in the DUS Guide) rather than the applicable Note rate, that would be payable by the related Borrower if such Mortgage Loan were prepaid on such date, or for any Mortgage Loan purchased by issuance of a Fannie Mae MBS using the applicable MBS prepayment premium formula in Exhibit B for all Mortgage Loans listed on Exhibit C or in the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for any other Mortgage Loan.

     Section 5.05. Interim Loss Sharing Adjustments.

     (a) Provided Lender is not in default under the Contract, the DUS Guide, the Reserve Agreement or this Agreement, Lender may request the application of the interim loss sharing adjustment set forth in Section 5.05(g) below with respect to any Mortgage Loan then at Loss Level I if the aggregate amount of all Delinquency Advances, Servicing Advances, and any Delinquency Resolution Costs made by Lender and determined to be allowable by Fannie Mae equals or exceeds, or is in good faith anticipated by Lender to equal or exceed, 5% of the actual unpaid principal balance of such Mortgage Loan on the Date of Default ("5% Amount").

     (b) Lender must make such request to Fannie Mae at least 60 days prior to the date Lender requests that the interim loss sharing adjustment become effective, but Lender may give such notice to Fannie Mae at least 60 days prior to the date on which Lender in good faith estimates that the 5% Amount will have been expended by Lender.

     (c) In connection with any interim loss sharing adjustment request, including any reimbursement request, Lender shall submit information to Fannie Mae to document all of the payments made by the Borrower on, and the Lender with respect to, such Mortgage Loan and any additional information Fannie Mae may request.

     (d) If Lender's request that an interim loss sharing adjustment be made is submitted prior to the time Lender actually expends the 5% Amount, Lender must provide a supplemental accounting to Fannie Mae as required under the DUS Guide.

     (e) After review of the information submitted by Lender, if (i) Fannie Mae concurs with Lender's determination that the 5% Amount has been expended, (ii) the Loss Level for that Mortgage Loan remains at Level I and (iii) Lender is not in default under the Contract, the DUS Guide, the Reserve Agreement or this Agreement, then Fannie Mae shall deliver to Lender the consent set forth in Exhibit D with respect to that Mortgage Loan.

     (f) If, on the Business Day prior to the initiation of the interim loss sharing adjustment, payments by Lender with respect to Delinquency Advances, Servicing Advances, and Delinquency Resolution Costs determined to be allowable by Fannie Mae exceed the 5% Amount, then Fannie Mae will reimburse Lender for 75% of the amount of the excess above the 5% Amount within 60 days of the date Fannie Mae confirms that the 5% Amount has been exceeded.

     (g) The following provisions shall apply on and after the effective date set forth in the consent delivered by Fannie Mae to Lender:

          (i) Lender's obligation to make Delinquency Advances shall be 25% of the amount Lender would otherwise be required under this Agreement and the DUS Guide to advance or pay in respect of such Mortgage Loan.

          (ii) Lender shall pay when due (and prior to the imposition of any penalty or charges) all amounts with respect to taxes, assessments and insurance premiums with respect to the related Mortgaged Property. After having paid all amounts when due with respect to such taxes, assessments and insurance premiums, Lender, no more frequently than once a calendar month for all Mortgage Loans for which Lender has been authorized for Interim Loss Sharing Adjustment, may request that Fannie Mae reimburse Lender for up to 75% of such payments. Without limiting Lender's obligations to make payments as provided in the first sentence of this Section 5.05(g)(ii), Lender shall not be required to fund escrows or custodial accounts for taxes, assessments and insurance premiums and to make payments to the Replacement Reserve but Lender must apply any partial payments in the manner specified in Section 5.07.

         (iii) Lender shall pay Servicing Advances, other than those set forth in (ii) above, promptly as required by the DUS Guide or as directed by Fannie Mae and, no more frequently than once a calendar month for all Mortgage Loans for which Lender has been authorized for Interim Loss Sharing Adjustment, may request that Fannie Mae reimburse Lender for up to 75% of such other allowable Servicing Advances.

          (iv) Lender shall pay Delinquency Resolution Costs and, no more frequently than once a calendar month for all Mortgage Loans for which Lender has been authorized for Interim Loss Sharing Adjustment, may request that Fannie Mae reimburse it for 75% of such Delinquency Resolution Costs.

Reimbursement made by Fannie Mae under (ii), (iii) or (iv) of this Section 5.05(g) shall be calculated on amounts in excess of the 5% Amount.

     (h) Lender agrees that its obligations with respect to the Total Lender Loss and Final Settlement of Loss with respect to a Mortgage Loan shall not be reduced by any Interim Loss Sharing Adjustment applicable to such Mortgage Loan and that its obligations in respect of any other Mortgage Loan shall not be modified by virtue of the application of this Section 5.05 to a specific Mortgage Loan.

     (i) No Mortgage Loan at Level II or Level III is eligible for the interim loss sharing adjustment.

     Section 5.06. Unavailability of Net Operating Income. Lender's obligation to make Delinquency Advances and Servicing Advances shall not be reduced by net operating income with respect to a Mortgaged Property that, under the provisions of applicable state law, is not then available for use by Fannie Mae.

     Section 5.07. Partial Payments. Lender must apply any partial payments made by or on behalf of a Borrower in the manner specified in the applicable Mortgage Loan documents and the DUS Guide.


                                   ARTICLE 6
                                  LOSS SHARING

     Section 6.01. General. In the event of an uncured Payment Default with respect to a Mortgage Loan (unless Lender elects to repurchase such Mortgage Loan pursuant to Section 5.04), Fannie Mae shall determine the amount of any loss in respect of such Mortgage Loan and the allocation thereof between Lender and Fannie Mae in accordance with this Article 6. Fannie Mae shall determine the loss settlement by calculating and allocating the Reimbursement Base and other amounts applicable to such Mortgage Loan (as provided under Section 6.04 below), based on the determination of the Asset Valuation Date (as provided under Section
6.02 below) and the Asset Value (as provided under Section 6.03 below).

     Section 6.02. Asset Valuation Date. With respect to any Mortgage Loan, the Asset Valuation Date shall be the earliest to occur of the dates on which:

           (i) Title to the related Mortgaged Property is vested in Fannie Mae, whether as a result of a judicial foreclosure sale, a nonjudicial foreclosure sale or a deed in lieu of foreclosure, but without regard to any applicable equity of redemption right or statutory redemption period;

          (ii) Fannie Mae receives the proceeds of any regularly conducted foreclosure sale in respect of such Mortgage Loan;

         (iii) Lender gives notice to Fannie Mae requesting that the Asset Value of such Mortgage Loan be calculated after (A) a Payment Default has not been cured, (B) Lender has recommended to Fannie Mae, in accordance with the requirements set forth in the DUS Guide, that Fannie Mae institute foreclosure or other lien enforcement proceedings, as applicable, under the Security Instrument and (C) Fannie Mae has rejected Lender's recommendation;

          (iv) Lender or Fannie Mae gives notice to the other party requesting that the Asset Value of such Mortgage Loan be calculated, provided, however, such notice may be given no earlier than two years after the Date of Default;

          (v) A court of competent jurisdiction confirms a plan of reorganization affecting the owner of the Mortgaged Property under Chapter 11 of the Federal Bankruptcy Code, as then in effect, if Fannie Mae or Lender gives notice to the other party specifying that the Asset Value of such Mortgage Loan be calculated; or

          (vi) Fannie Mae receives the proceeds of any sale of the Mortgaged Property directed by a court of competent jurisdiction in a bankruptcy proceeding.

     Section 6.03. Determination of Asset Value. The Asset Value of a Mortgage Loan shall be the dollar amount equal, as applicable, to: (i) the proceeds of the sale to a third party that is not Fannie Mae, Lender or an entity affiliated with Lender of the applicable Mortgaged Property at any regularly conducted foreclosure sale or at any sale directed by a court of competent jurisdiction in a bankruptcy proceeding; or (ii) the appraised value of such Mortgaged Property, as of the Asset Valuation Date, as determined by "as-is" appraisals conducted in accordance with the terms of this Agreement. Fannie Mae and Lender shall each order a separate appraisal to be completed within 60 days of the Asset Valuation Date. Each such appraisal shall value the Mortgaged Property as of the Asset Valuation Date and shall be completed by a qualified independent fee appraiser having experience in the area where the Mortgaged Property is located and otherwise in accordance with the requirements and procedures set forth in the DUS Guide for appraisals required prior to delivery of a Mortgage Loan to Fannie Mae; provided, however, that any such appraisal shall be an "as is" appraisal, as defined and required for this purpose by the DUS Guide. If the lower of the two appraised values differs from the higher of the two appraised values by 5% or less, then the Asset Value will be the average of the two appraised values. If the two appraised values differ by more than 5%, the two appaisers cannot agree on a value, and Fannie Mae and Lender cannot agree on a value, then Fannie Mae and Lender shall select a third appraiser, who will be engaged and paid by Fannie Mae, to conduct an independent appraisal within 60 days and value the Mortgaged Property as of the Asset Valuation Date in accordance with the requirements and procedures described in this Section 6.03. The third appraisal shall be binding upon Lender and Fannie Mae. If Lender fails to cause an appraisal to be conducted as provided above, the appraised value of a Mortgaged Property shall be determined exclusively by an appraiser selected by Fannie Mae and otherwise using the procedures set forth in this Section 6.03, and Lender waives any right to challenge such valuation. In such event, Lender shall have no right to obtain a copy of the appraisal.

     Section 6.04. Calculation and Allocation of Loss Sharing. The Reimbursement Base, Lender Deductible Amount, Delinquency Resolution Costs and all other items used in the calculation of Total Lender Loss and determination of Final Settlement of Loss applicable to any Mortgage Loan shall be calculated and, if applicable, allocated between Lender and Fannie Mae are in accordance with the applicable Loss Level for such Mortgage Loan as provided in (a) Exhibit B for all Mortgage Loans listed on Exhibit C, or (b) for all other Mortgage Loans, the Loss Sharing Formula in the DUS Guide in effect on the Commitment Date of such Mortgage Loan.

     Section 6.05. Final Settlement of Loss. Promptly after Fannie Mae's determination of the loss settlement applicable to a Mortgage Loan under this
Article 6, Fannie Mae shall notify Lender of the results of such determination and the amount payable by Fannie Mae or Lender to the other party, as applicable. If amounts are owed to Fannie Mae, Lender agrees to make payment of any such amounts by wire transfer of immediately available funds within five
(5) Business Days of the date of Fannie Mae's notice to Lender of such loss settlement determination. So long as Lender is not in default under the Contract, the DUS Guide, the Reserve Agreement or this Agreement, Fannie Mae agrees to make payment to Lender of any amounts owed to Lender by wire transfer within five (5) Business Days of Fannie Mae's determination of the related loss settlement.

     Section 6.06. Third Party Assumption of Lender's Share of Loss. No Person that is not a party to this Agreement shall assume, insure or participate in ail or any portion of Lender's share of the loss applicable to any Mortgage Loan under this Agreement without Fannie Mae's prior written approval, and any attempt to so assume, insure or participate shall be void.

     Section 6.07. Determination of Loss Level. The Loss Level for each Mortgage Loan shall be Level I unless (a) pursuant to Section 8.01(d) Fannie Mae determines that Level II or Level III shall be applicable or (b) Lender elects, with the prior approval of Fannie Mae (which approval may be given by a provision of the DUS Guide or otherwise), to set the Loss Level at Level II or Level III. The Loss Level at which the loss sharing calculations and allocations will be made with respect to a Mortgage Loan is the Loss Level on the Date of Default for such Mortgage Loan; provided, however, that if:

          (i) The Date of Default occurs within 365 days after Fannie Mae's purchase of a Mortgage Loan, then the Loss Level may be adjusted by Fannie Mae as provided in this Agreement within 180 days after such Date of Default; or

          (ii) Fannie Mae determines that there was fraud, material misrepresentation or gross negligence by the Lender, its officers, agents or employees, in the Lender's underwriting, closing, delivery or servicing of that Mortgage Loan, then the Loss Level may be adjusted by Fannie Mae as provided in this Agreement at any time.

     Section 6.08. Effect of Workouts on Loss Sharing. In the event of a conflict between this Agreement and an existing written agreement between the Lender and Fannie Mae regarding the loss sharing effects of a Mortgage Loan workout with a Borrower, the terms of the applicable workout-related agreement shall govern. After the effective date of this Agreement, any new workout-related agreement between the Lender and Fannie Mae regarding the loss sharing effects of a Mortgage Loan workout with a Borrower shall be subject to this Agreement except as specifically modified by the applicable workout-related agreement.

                                   ARTICLE 7
                               EVENTS OF DEFAULT

     Section 7.01. Events of Default. Any one or more of the following acts or occurrences shall constitute an Event of Default under this Agreement:

          (a) Any representation, warranty or statement made by Lender to Fannie Mae that was incorrect in any material respect when made;

          (b) Lender's material failure to underwrite and deliver any Mortgage Loan in accordance with the terms and conditions of the DUS Guide;

          (c) Lender's material failure in connection with any Mortgage Loan to comply with the environmental hazards management and assessment requirements and procedures set forth in the DUS Guide;

          (d) Lender's material failure to service any Mortgage Loan in accordance with the terms and conditions of the DUS Guide;

          (e) Lender's material failure to observe or perform any covenant or agreement contained in this Agreement including, without limitation, the payment of any amount required to be made by Lender;

          (f) Lender's insolvency or, if Lender is a depository institution, the appointment of a conservator or receiver;

          (g) Lender's acts or omissions in the performance of any of Lender's obligations under this Agreement that constitute (A) fraud or
               (B) negligence that has a material, adverse effect on Fannie Mae's rights or interests;

          (h) Lender's sale or transfer of Lender's obligation to service a Mortgage Loan without obtaining Fannie Mae's prior written approval;

          (i)  Lender's material breach of the Contract or the DUS Guide;

          (j)  An Event of Default under the Reserve Agreement; or

          (k) If a Lender is a depository institution for which a conservator or receiver has been appointed, the failure of such conservator or receiver to affirm the Contract within a reasonable period following the appointment of such conservator or receiver.

                                   ARTICLE 8
                                    REMEDIES

     Section 8.01. Remedies Available to Fannie Mae. Upon the occurrence of any Event of Default under this Agreement, Fannie Mae may take, at its option, any one or more of the following steps:

          (a) Require Lender to cure the default within a designated period of time (which, in the case of a non-monetary default, shall be no less than 30 days);

          (b) Transfer the right of Lender to service any or all of the Mortgage Loans without payment of any termination fee under the Contract;

          (c) Require Lender to repurchase each Mortgage Loan as to which the Event of Default specifically relates at a price equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of Fannie Mae's tender of repurchase, plus (ii) the amount of any accrued and unpaid interest and other sums (other than late charges and default interest) then due under such Mortgage Loan, plus (iii) for any Mortgage Loan purchased for cash by Fannie Mae, the amount of the prepayment premium, calculated using the applicable Pass-Through Rate rather than the applicable Note rate, that then would be payable by the related Borrower if such Mortgage Loan were prepaid on the date of Lender's repurchase, or for any Mortgage Loan purchased by issuance of a Fannie Mae MBS using the applicable MBS prepayment premium formula in Exhibit B for all Mortgage Loans listed on Exhibit C or in the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for any other Mortgage Loan;

          (d) Require the Loss Level applicable to any Mortgage Loan to which an Event of Default specifically relates be increased from Level I to Level II or Level III or from Level II to Level III;

          (e) Require Lender to deliver to Custodian, for a specified period of time, servicing income from each Mortgage Loan as to which an Event of Default relates or, at Fannie Mae's option, servicing income from all Mortgage Loans delivered to Fannie Mae and currently being serviced by Lender, which servicing income shall, after the date of notice of such requirement, be delivered to Custodian and held and applied as provided in the Reserve Agreement;

          (f) Draw upon, liquidate or otherwise realize against any collateral held under the Reserve Agreement and retain and apply such proceeds as provided in the Reserve

               Agreement and require Lender to deliver Acceptable Collateral under the Reserve Agreement in an amount equal to the amount drawn upon, liquidated or realized against; or

          (g) Take any other action at law or in equity that may appear necessary or desirable to enforce any obligation, covenant or agreement of Lender under this Agreement.

     Section 8.02. Remedies Not Exclusive. Unless otherwise expressly provided, no remedy conferred in this Agreement or reserved to Fannie Mae is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or now or hereafter existing at law or in equity.

     Section 8.03. Delay or Omission Not Waiver. No delay or omission of Fannie Mae to exercise any right or remedy under this Agreement upon an Event of Default (except a delay or omission pursuant to a written waiver) shall impair any such right or remedy or constitute a waiver of any such Event of Default or acquiescence therein. Every right and remedy provided by this Article 8 or by law to Fannie Mae may be exercised from time to time, and as often as may be deemed expedient by Fannie Mae. In order to entitle Fannie Mae to exercise any remedy reserved to it in this Article 8, it shall not be necessary to give any notice, other than such notice as may be required by this Article 8.

     Section 8.04. Restoration of Rights and Remedies. If Fannie Mae shall have instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Fannie Mae, then and in every such case Fannie Mae and Lender, subject to any determination in their proceeding, shall be restored severally and respectively to their former positions, and thereafter all rights and remedies of Fannie Mae shall continue as though no such proceeding had been instituted.


                                   ARTICLE 9
                                 MISCELLANEOUS

     Section 9.01. Benefit of Agreement. Any reference to any of the parties to this Agreement shall be deemed to include the successors and assigns of such party. All covenants and agreements contained in this Agreement are for the benefit of the Lender and Fannie Mae and their respective successors and assigns only, and nothing expressed or implied in this Agreement is intended to be for the benefit of any other Person. It is the express intention of the parties to this Agreement that Lender's obligations to make Delinquency Advances and Servicing Advances and to pay Delinquency Resolution Costs in connection with its loss sharing obligations under this Agreement are solely for the benefit of Fannie Mae and its successors and assigns. The payment by Lender of any Delinquency Advance, Servicing Advance or Delinquency Resolution Cost shall not release, diminish or relieve the obligation of the related Borrower from making all payments required by Borrower under the related Mortgage Loan.

     Section 9.02. Notices. Each notice, request, instruction demand, consent, or other approval (collectively, "notices" and singly "notice") given under this Agreement shall be in writing to the other party at its address set forth on the signature page of this Agreement or at such other address as such party may designate by notice to the other party and shall be deemed given (a) three
(3) Business Days after mailing, by certified or registered U.S. mail, return receipt requested, postage prepaid, (b) one (1) Business Day after delivery, fee prepaid, to a national overnight delivery service (such as Federal Express, Purolator Courier, or U.P.S. Next Day Air), (c) when delivered, if personally delivered with proof of delivery thereof, or (d) on the date of transmission of notice sent by facsimile machine if sent on a Business Day, otherwise on the next Business Day. If notice is sent by facsimile machine, a copy also must be sent by one of the methods set forth in (a) - (c) above, but notice will be deemed given as provided in clause (d) above.

     Each party to this Agreement agrees that it will not refuse or reject delivery of any notice given under this Agreement, that it will acknowledge, in writing, the receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the delivery or courier service.

     Section 9.03. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remaining provisions of this Agreement, and the validity, illegality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any covenant, stipulation, obligation or agreement of Lender contained in this Agreement shall for any reason be held to be in violation of law, then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of Lender to the full extent permitted by law.

     Section 9.04. Multiple Counterparts. This Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.

     Section 9.05. Termination of Delegated Underwriting and Servicing Master Loss Sharing Agreement. Subject to the provisions of Section 8.01, this Agreement shall terminate on the date that both of the following shall have occurred: (i) Lender shall have completely and fully satisfied all of its Payment Obligations with respect to all Mortgage Loans and no Mortgage Loans remain outstanding; and (ii) Lender ceases to be an approved lender under Delegated Underwriting and Servicing under the Contract.

     Section 9.06. Survival. The terms and provisions of this Agreement shall continue unimpaired without regard to any subsequent conveyance of any Mortgage Loan by Fannie Mae to a trust formed by or on behalf of Fannie Mae for purposes of selling ownership interests in such Mortgage Loan under Fannie Mae's programs relating to Mortgage-Backed Securities. All covenants, representations, warranties and obligations of Lender set forth in this Agreement shall survive any subsequent conveyance by Fannie Mae of a Mortgage Loan. The obligations of Lender under Article 6 shall survive the termination of this Agreement (or the transfer of servicing of all or any of the Mortgage Loans).

     Section 9.07. Relationship to DUS Guide. In the event of an inconsistency between the DUS Guide and this Agreement, the provisions of this Agreement shall govern.

     Section 9.08. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAWS OF THE UNITED STATES, AND, TO THE EXTENT THERE IS NO APPLICABLE FEDERAL LAW, THE LAWS OF THE DISTRICT OF COLUMBIA. LENDER AND FANNIE MAE SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA AND OF ANY DISTRICT OF COLUMBIA COURT SITTING IN THAT JURISDICTION FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. LENDER AND FANNIE MAE IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. LENDER AND FANNIE MAE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed by their duly authorized officers or representatives. This Agreement shall be effective as of one day after the date of its execution by Fannie Mae.


                                   FEDERAL NATIONAL MORTGAGE ASSOCIATION



                                   By: /s/ THOMAS W. WHITE
                                      --------------------------------------
                                   Name: Thomas W. White
                                   Title: Senior Vice President for
                                     Multifamily Activities

                                   Address: 3900 Wisconsin Avenue, N.W.
                                            Washington, DC 20016
                                            Attention: Multifamily Activities
                                   Facsimile: (202) 752-4231
                                   Telephone: (202) 752-7405
                                   Date: As of March 1, 1994
                                         --------------------

                                   WASHINGTON MORTGAGE FINANCIAL GROUP, LTD

                                   By: /s/  SHEKAR NARASIMHAN
                                      ---------------------------------------
                                   Name: Shekar Narasimhan
                                   Title: President and Chief Executive officer

                                   Address: 1593 Spring Hill Road, Suite 400
                                            Vienna, VA 22182
                                   Facsimile: (703) 821-0354
                                   Telephone: (703) 790-0730
                                   Date: February 14, 1994
                                         ------------------

                                   EXHIBIT A

                           MORTGAGE LOAN CERTIFICATE

     This Mortgage Loan Certificate ("Certificate") forms an integral part of the Master Loss Sharing Agreement (the "Agreement") between the Federal National Mortgage Association and the Lender named below as in effect on the date of the Certificate.

     This Certificate is designed to identify the Mortgage Loan described below as a Mortgage Loan to which the Agreement relates. By delivery to Fannie Mae of the Mortgage Loan identified below, the Lender agrees that the representations and warranties set forth in the Agreement with respect to Mortgage Loans shall be applicable to the Mortgage Loan described in this Certificate. Lender certifies to Fannie Mae that the following description of the Mortgage Loan is true and correct in all respects.

                          DESCRIPTION OF MORTGAGE LOAN

        Fannie Mae Commitment/Pool Number:
                                          --------------------------
        Commitment Date:
                        --------------------------------------------
        Borrower:
                 ---------------------------------------------------
        Project Name:
                     -----------------------------------------------
        Original Principal Balance:
                                   ---------------------------------
        Gross Note Rate:
                        --------------------------------------------
        Maturity Date:
                      ----------------------------------------------

Lender is delivering this Mortgage Loan with an initial Loss Sharing Level of
___________.

                              Lender:
                                     ---------------------------------

                              ----------------------------------------
                              a
                               ---------------------------------------

                              By:
                                 -------------------------------------
                              Printed Name:
                                           ---------------------------
                              Title:*
                                     ---------------------------------
                              Date:
                                   -----------------------------------




* Must be signed by the President or a Vice President or by a General Partner with authority to bind Lender.

                                   EXHIBIT B
                              LOSS SHARING FORMULA


PART VII - LOSS SHARING

     This Part -- Loss Sharing -- describes the procedure for determining the Lender's and Fannie Mae's respective shares of any loss that occurs on a Mortgage Loan sold to Fannie Mae under Delegated Underwriting and Servicing. First, the Reimbursement Base is calculated and allocated between Fannie Mae and the Lender. Next, the Lender Deductible Amount is calculated. Finally, an accounting is made to determine the required financial settlement and the Final Settlement of Loss occurs.

          This part consists of eight chapters:

          Chapter 1   Total Lender Loss

          Chapter 2 - Calculation of Reimbursement Base

          Chapter 3 - Allocation of the Reimbursement Base

          Chapter 4 - Lender Deductible Amount

          Chapter 5 - Final Settlement of Loss

          Chapter 6 - Accounting for Additional Collateral and Any
                      Property Funds Held by Lender

          Chapter 7 - Examples

          Chapter 8 - Procedures


                                                                       (2/4/94)

CHAPTER 1.      TOTAL LENDER LOSS

SECTION 101.    TOTAL LENDER LOSS

     "Total Lender Loss" with respect to a Mortgage Loan means the sum of:

          (i) The Lender's allocated share of the Reimbursement Base as set forth in Part VII, Chapters 2 and 3;

          (ii)  The Lender Deductible Amount described in Part VII, Chapter 4,
                Section 401;

          (iii) The one-third portion of the total Delinquency Resolution Costs that is not included in the Reimbursement Base;

          (iv) Any amounts attributable to Missing Collateral (as set forth in Part VII, Chapter 2); and

          (v)   Costs related to a Lender Workout, but the sum of (i), (ii) and
                (iii) is subject to the limitation set forth in Section 102 below.

     For MBS/DUS loans, payment of the Guaranty Fee as provided in Part XI is an obligation of Lender and is not part of the loss sharing calculation.


SECTION 102. LIMITATION ON TOTAL LENDER LOSS

     The sum of the amounts listed in Section 101(i), (ii), and (iii) above with respect to a Mortgage Loan may never exceed the amount calculated by multiplying the original principal balance of that Mortgage Loan by the maximum lender loss percentage shown below for the Loss Level on the Date of Default for the applicable Mortgage Loan:

         Loss Level at                   Maximum Lender Loss
        Date of Default                       Percentage
        ---------------                  -------------------
               I                                  20%
               II                                 30%
               III                                40%

SECTION 103.  DEFINED TERMS

     For purposes of this Part VII (and, unless a different definition is otherwise provided in the Glossary, for purposes of the Guide), the following definitions are applicable:



                                                                        (2/4/94)

     Asset Valuation Date: As defined in the Loss Sharing Agreement, with respect to any Mortgage Loan, the Asset Valuation Date shall be the earliest to occur of the dates on which:

          (i) Title to the related Mortgaged Property is vested in Fannie Mae, whether as a result of a judicial foreclosure sale, a non-judicial foreclosure sale or a deed-in-lieu of foreclosure, but without regard to any applicable equity of redemption right or statutory redemption period;

          (ii) Fannie Mae receives the proceeds of any regularly conducted foreclosure sale in respect of such Mortgage Loan;

         (iii) Lender gives notice to Fannie Mae requesting that the Asset Value of such Mortgage Loan be calculated after (A) a Payment Default has not been cured, (B) Lender has recommended to Fannie Mae, in accordance with the requirements set forth in the DUS Guide, that Fannie Mae institute foreclosure or other lien enforcement proceedings, as applicable, under the Security Instrument and (C) Fannie Mae has rejected Lender's recommendation;

          (iv) Lender or Fannie Mae gives notice to the other party requesting that the Asset Value of such Mortgage Loan be calculated; provided, however, such notice may be given no earlier than two years after the Date of Default;

          (v) A court of competent jurisdiction confirms a plan of reorganization affecting the owner of the Mortgaged Property under Chapter 11 of the Federal Bankruptcy Code, as then in effect, if Fannie Mae or Lender gives notice to the other party specifying that the Asset Value of such Mortgage Loan be calculated; or

          (vi) Fannie Mae receives the proceeds of any sale of the Mortgaged Property directed by a court of competent jurisdiction in a bankruptcy proceeding.

     Asset Value: As defined in the Loss Sharing Agreement, the dollar amount equal, as applicable, to:

          (i) the proceeds of the sale to a third party that is not Fannie Mae, the Lender or an entity affiliated with the Lender of the applicable Mortgaged Property at any regularly conducted foreclosure sale or at any sale directed by a court of competent jurisdiction in a bankruptcy proceeding; or


                                       2
                                                                       (2/4/94)

          (ii) the appraised value of such Mortgaged Property, as of the Asset Valuation Date, as determined by "as-is" appraisal(s) conducted in accordance with the terms of the Loss Sharing Agreement.

     Business Day: As defined in the Loss Sharing Agreement, any day except a Saturday, Sunday or other day on which Fannie Mae is not open for business.

     Commitment Date: As defined in the Loss Sharing Agreement, the date of a commitment to purchase a Mortgage Loan under Delegated Underwriting and Servicing as shown on the Commitment Confirmation (as defined in the DUS Guide) that is sent by Fannie Mae to Lender with respect to that Mortgage Loan or, if there is a written commitment agreement other than or in addition to a Commitment Confirmation between the Lender and Fannie Mae with respect to that Mortgage Loan pursuant to which the Loss Sharing Agreement will apply, the date such commitment agreement is accepted by the Lender.

     Date of Default: As defined in the Loss Sharing Agreement, as to any Mortgage Loan, the date of the first uncured Payment Default or Performance Default.

     Delinquency Advances: As defined in the Loss Sharing Agreement, any payments that Lender makes, in whole or in part, out of its own funds and in accordance with Section 5.02 of the Loss Sharing Agreement, in amounts equal to principal and interest owed to Fannie Mae under a Mortgage Loan, calculated at the Pass-Through Rate (not at the default interest rate), solely pursuant to Lender's obligations to Fannie Mae and not with respect to the Borrower's obligations under that Mortgage Loan.

     Delinquency Resolution Costs: As defined in the Loss Sharing Agreement, as to any Mortgage Loan, any costs, limited as provided below, paid or incurred by Lender or Fannie Mae: (i) to commence and pursue foreclosure proceedings and appointment of a receiver; (ii) to restructure a Mortgage Loan (except for costs associated with any Lender Workout as discussed in the DUS Guide) on the related Mortgaged Property that are directly related to such foreclosure proceedings or restructurings and (iii) to commence and pursue collection (to the extent paid or incurred prior to the Asset Valuation Date) under a guaranty or similar obligation, including exceptions to non-recourse under the Mortgage Loan, under documents assigned to or otherwise benefitting Fannie Mae. Delinquency Resolution Costs are limited to reasonable attorneys' fees, court costs, recordation and transfer fees, environmental assessments, appraisal costs (but only if obtained in connection with bankruptcy proceedings or under the written direction of Fannie Mae) and similar costs necessary to achieve foreclosure, appointment of a receiver, or restructuring, all as approved by Fannie Mae.

                                    - 3 -
                                                                       (2/4/94)

     Final Settlement of Loss: As defined in the Loss Sharing Agreement, the determination by Fannie Mae, pursuant to the Loss Sharing Agreement (including either Exhibit B to such Agreement with respect to any Mortgage Loan listed on Exhibit C to such Agreement or the Loss Sharing Formula in the DUS Guide as in effect on the Commitment Date for any other Mortgage Loan), of the final allocation of losses to be borne by Fannie Mae and Lender in respect of a defaulted Mortgage Loan and the payment of any amounts pursuant to such determination.

     5% Amount: As defined in the Loss Sharing Agreement, 5% of the actual unpaid principal balance of the Mortgage Loan on the Date of Default.

     Interim Loss Sharing Adjustment: As described in the Loss Sharing
Agreement.

     Lender Deductible Amount: As described in Part VII, Section 401.

     Lender Outlays: Actual expenditures with respect to a Mortgage Loan made by the Lender and evidenced to Fannie Mae's satisfaction for (i) Delinquency Advances, not including amounts exceeding the 5% Amount that are returned by Fannie Mae to the Lender under an Interim Loss Sharing Adjustment, (ii) Servicing Advances not reimbursed or otherwise paid by Fannie Mae, and (iii) that portion of two-thirds of the total Delinquency Resolution Costs not reimbursed or otherwise paid by Fannie Mae.

     Loss Level: As defined in the Loss Sharing Agreement, any of Level, I, Level II or Level III, as applicable.

     Loss Sharing Formula: As defined in the Loss Sharing Agreement, with respect to any Mortgage Loan listed on Exhibit C to the Loss Sharing Agreement, the provisions set forth in Exhibit B to the Loss Sharing Agreement, or, for any other Mortgage Loan, the provisions of the DUS Guide (excluding the examples and the procedures) in effect on the Commitment Date for such Mortgage Loan, that set forth how the loss on a Mortgage Loan will be calculated and allocated between Fannie Mae and the Lender and how the Final Settlement of Loss will be determined.

     Mortgage Loan: As defined in the Loss Sharing Agreement, a multifamily mortgage loan that is or will be either originated and sold by Lender to Fannie Mae under Delegated Underwriting and Servicing or with respect to which Lender has assumed or will assume the loss sharing obligations under Delegated Underwriting and Servicing, which mortgage loan upon delivery to Fannie Mae is evidenced by a Note and is secured by a Security Instrument and other documents executed and delivered with respect to that mortgage loan and with respect to which either a Mortgage Loan Certificate has been or will be delivered or deemed delivered to

                                    - 4 -
                                                                       (2/4/94)

Fannie Mae or which is listed on Exhibit C to the Loss Sharing Agreement.

     Mortgage Loan Certificate: As defined in the Loss Sharing Agreement, a certificate in the form of Exhibit A to the Loss Sharing Agreement, delivered by Lender to Fannie Mae with each Mortgage Loan delivered after the effective date of such agreement.

     Mortgaged Property: As defined in the Loss Sharing Agreement, the property that secures a Note, which consists of the land, as described in the related Security Instrument, and all buildings and other improvements, including the multifamily housing project, made to and located on the land, together with all fixtures, equipment and furniture affixed or attached thereto or located thereon, as more specifically provided in the applicable Security Instrument.

     Pass-Through Rate: That portion of the stated interest rate on a Mortgage Loan that is required to be passed through to Fannie Mae after reduction for the Servicing Fee retained by the servicer of that Mortgage Loan and, if Fannie Mae has issued a Mortgage-Backed Security (MBS) with respect to that Mortgage Loan, the Guaranty Fee.

     Payment Default: As defined in the Loss Sharing Agreement, the failure of a Borrower to pay when due and in full any payment(s) required with respect to the related Mortgage Loan, including, but not limited to, principal, interest, late charges, default interest, prepayment premium, escrows or other collateral accounts for taxes, insurance premiums and assessments, other collateral accounts and the Replacement Reserve. For example, scheduled principal and interest payments are past due on the second day of a calendar month.

     Performance Default: As defined in the Loss Sharing Agreement, the failure of a Borrower to perform any promise or covenant under the related Mortgage Loan other than a failure that constitutes a Payment Default.

     Prepayment Premium: The prepayment premium required to be paid under the terms of a Mortgage Loan, calculated and determined as described in the applicable Loan Documents.

     Property Disposition Costs: Either (a) if the disposition of the Mortgage Property occurs on or prior to the Asset Valuation Date, the actual amounts expended in the sale or other transfer of a Mortgaged Property to a party other than the Lender or Fannie Mae (or their nominees, agents or affiliates) following acquisition of title to the property by or on behalf of Fannie Mae for attorney's fees and expenses, title insurance, real estate commissions and brokerage fees; or (b) if the disposition of Mortgaged Property has not occurred on or prior to the Asset Valuation Date, the amount determined by multiplying the Asset Value by (i) 3%, if the Asset

                                    - 5 -
                                                                       (2/4/94)

Value is more than $10 million, (ii) 4.5%, if the Asset Value is more than $5 million but not more than $10 million, or (iii) 6%, if the Asset Value is $5 million or less.

     Reimbursement Base: As described in Part VII, Section 201.

     Scheduled Unpaid Principal Balance: The unpaid principal balance of a Mortgage Loan as of a particular date that is scheduled to be unpaid under the amortization schedule applicable to that Mortgage Loan but also taking into account all actual unscheduled principal prepayments (for example, a prepayment due to a partial condemnation or a drawing of an achievement letter of credit).

     Servicing Advances: As defined in the Loss Sharing Agreement, the payments Lender makes out of its own funds and in accordance with Section 5.03 of the Loss Sharing Agreement for taxes, assessments, insurance premiums and other items (other than principal and interest) owed or expended with respect to a Mortgaged Property solely pursuant to Lender's obligations to Fannie Mae and not with respect to the Borrower's obligations under the Mortgage Loan.

     Total Lender Loss: As described in Part VII, Section 101.





                                    - 6 -
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

Chapter 2.        Calculation of Reimbursement Base

Section 201.      Calculation of Reimbursement Base

     The Reimbursement Base is the portion of loss on a Mortgage Loan to be allocated between the Lender and Fannie Mae and is calculated as described in this Chapter 2. The Reimbursement Base will be determined only after the Asset Valuation Date and the Asset Value have been established, the Lender has submitted the materials required by Part VII (or, if the Lender fails to submit such information, Fannie Mae has made a determination of the related amounts) , and Fannie Mae has reviewed the materials and determined the allowable amount of any Delinquency Advances, Servicing Advances, Delinquency Resolution Costs and the amount of any additions or deductions listed below.

     The Property Regional Office will calculate the Reimbursement Base and notify the Lender of the allocation of loss within 30 days of Fannie Mae's receipt from the Lender of all of the materials required by Part VII and, if the Asset Value is determined by appraisal, receipt of the final appraisal. The Lender must submit all materials no later than 30 days after the Lender receives the as-is appraisal ordered by the Lender. If the Lender does not timely submit all of the required information, Fannie Mae will ascertain the necessary information and determine the amount of the Reimbursement Base.

     Specifically, the "Reimbursement Base" with respect to a Mortgage Loan means the amount calculated as follows:

     (a)  Add all of the following amounts:

          (i) The Scheduled Unpaid Principal Balance of the Mortgage Loan on the last day immediately preceding the Asset Valuation Date;

          (ii) Delinquency Advances, actually made by the Lender and evidenced to Fannie Mae's satisfaction, but not including amounts exceeding the 5% Amount that are returned by Fannie Mae to the Lender under any Interim Loss Sharing Adjustment made with respect to that Mortgage Loan;

          (iii) Amounts equal to the scheduled principal and interest payments on that Mortgage Loan at the Pass-Through Rate on and after the Date of Default excluding amounts advanced as Delinquency Advances by the Lender or paid, in whole or in part, by or on behalf of the Borrower;

          (iv) Servicing Advances (excluding those for amounts described in paragraph (v) below), evidenced to

                                    - 7 -
                                                                       (2/4/94)

                Fannie Mae's satisfaction, actually made by the Lender (and determined by Fannie Mae to be allowable), and amounts reimbursed or otherwise paid by Fannie Mae for items that, if paid by Lender, would be includable as such Servicing Advances;

          (v) An amount equal to the sum of all Property related taxes, assessments and impositions (including real estate taxes) and Property related insurance premiums, whether paid or unpaid, allocable to the period prior to the Asset Valuation Date, except to the extent paid by or on behalf of the Borrower;

          (vi)  Two-thirds of total allowable Delinquency Resolution Costs; and

          (vii) Either (A) the Prepayment Premium owed under the Note calculated using the Pass-Through Rate as if that Mortgage Loan had been accelerated on the Asset Valuation Date, if that Mortgage Loan were purchased by Fannie Mae for cash, or (B) the Prepayment Premium calculated as set forth in Part VII, Section 202, if that Mortgage Loan were purchased by Fannie Mae under MBS/DUS.

     (b) Subtract from the sum calculated in (a) the sum of all of the following amounts:

          (i)   The Asset Value (net of Property Disposition Costs);

          (ii) All cash or funds in escrows, reserves, Custodial Accounts or other collateral held by the Lender or Fannie Mae in connection with the Property and any not yet drawn balance under a Letter of Credit that may still be drawn that is held by the Lender or Fannie Mae in connection with the Property, provided that such cash, funds, proceeds or other amounts are in the possession of Fannie Mae or the Lender and are available to satisfy the Borrower's obligations under the Mortgage Loan (collectively, the "Additional Collateral");

         (iii) The amount of any escrow, reserve or other collateral required by this Guide that erroneously was not collected or was erroneously disbursed by the Lender, the value of any other collateral against which a lien required by this Guide was not perfected or continued due to the Lender's failure properly to file Uniform Commercial Code

                                    - 8 -
                                                                       (2/4/94)
               financing statements, and the amount of any Letter of Credit required by this Guide which the Lender erroneously returned or failed to draw prior to expiration (collectively, the "Missing Collateral");

          (iv) The Lender Deductible Amount, as provided in Part VII, Chapter 4, Section 401; and

          (v) Any amount recovered on or prior to the Asset Valuation Date from a guaranty, indemnification or similar obligation made with respect to the Mortgage Loan that benefits Fannie Mae.

SECTION 202.   PREPAYMENT PREMIUM FOR MORTGAGE LOANS PURCHASED UNDER MBS/DUS

     If the Asset Valuation Date occurs in a Loan Year in which a Prepayment Premium would be due as a result of an acceleration under a Mortgage Loan purchased by Fannie Mae under MBS/DUS, the Prepayment Premium for purposes of calculating the Reimbursement Base will be calculated in accordance with the following formula:

                            GF              x       P       x        UPB
                         -------
                         GF + SF

                      Where:  GF     =      Guaranty Fee rate for that Mortgage
                                            Loan
                              SF     =      Servicing Fee rate for that Mortgage
                                            Loan
                              P      =      Prepayment Premium percentage for
                                            the applicable Loan Year, as
                                            described in the Note for that
                                            Mortgage Loan
                              UPB    =      actual unpaid principal balance of
                                            the Mortgage Loan on the last day
                                            immediately preceding the Asset
                                            Valuation Date


                                    -  9 -
                                                                       (2/4/94)

CHAPTER 3.      ALLOCATION OF THE REIMBURSEMENT BASE

SECTION 301.    ALLOCATION OF THE REIMBURSEMENT BASE

     (a) If the Reimbursement Base is a positive number, the sharing of the losses included in the Reimbursement Base will be determined based upon the following ratios:

          (i) Initial Reimbursement Base Allocation. The portion of the Reimbursement Base which is less than or equal to 20 percent of the actual unpaid principal balance of the Mortgage Loan on the last day immediately preceding the Asset Valuation Date is allocated as follows:

               Loss Level at         Fannie Mae        Lender
               Date of Default       Allocation      Allocation
               ---------------       -----------     ----------
                    I                   75%               25%
                    II                  60%               40%
                    III                 50%               50%

          (ii) Remaining Reimbursement Base Allocation. Any remaining portion of the Reimbursement Base is allocated as follows:

               Loss Level at         Fannie Mae        Lender
               Date of Default       Allocation      Allocation
               ---------------       -----------     ----------
                    I                   90%               10%
                    II                  75%               25%
                    III                 70%               30%

     (b) If the Reimbursement Base is a negative number, then the entire negative Reimbursement Base (as a negative number) is allocated to the Lender in calculating the Total Lender Loss, as provided in Part VII, Section 101.





                                    - 10 -
                                                                       (2/4/94)

CHAPTER 4.     LENDER DEDUCTIBLE AMOUNT

SECTION 401.   LENDER DEDUCTIBLE AMOUNT

     The "Lender Deductible Amount" means the amount calculated by multiplying the actual unpaid principal balance of a Mortgage Loan on the last day immediately preceding the Asset Valuation Date for such Mortgage Loan by the percentage specified below that is applicable for the Loss Level for that Mortgage Loan determined as provided in the Loss Sharing Agreement:

              Loss Level                    Lender Deductible
          at Date of Default               Amount Percentage
          -------------------              -------------------
                  I                                  5%
                  II                                10%
                  III                               15%

For purposes of calculating the Lender Deductible Amount, default interest is not added to principal in determining the actual unpaid principal amount.




                                    - 11 -
                                                                        (2/4/94)

CHAPTER 5.      FINAL SETTLEMENT OF LOSS

SECTION 501.    FINAL SETTLEMENT OF LOSS

After the Reimbursement Base is calculated, Fannie Mae will give the Lender notice of the loss settlement determination and Fannie Mae and the Lender will settle the loss on a Mortgage Loan as follows:

     (a) Fannie Mae will verify and approve the amount of Lender Outlays the Lender has made with respect to that Mortgage Loan.

     (b)  If the Total Lender Loss is a positive number and exceeds the sum of
          (i) the Lender Outlays, (ii) the portion of the one-third of total Delinquency Resolution Costs not included in the Reimbursement Base and paid by Lender (but not reimbursed by Fannie Mae), and (iii) any costs related to a Lender Workout, then the Lender owes Fannie Mae the amount of that difference.

     (c) If the Total Lender Loss is a positive number and is less than the sum of (i) the Lender Outlays, (ii) the portion of the one-third of total Delinquency Resolution Costs not included in the Reimbursement Base and paid by Lender (but not reimbursed by Fannie Mae), and (iii) any costs related to a Lender Workout, then Fannie Mae owes the Lender the amount of that difference.

     (d) If the Total Lender Loss (calculated without regard to costs related to a Lender Workout) is a negative number, then Fannie Mae owes the Lender the sum of the Lender Outlays and the portion of the one-third of the Delinquency Resolution Costs that were paid by Lender and not reimbursed by Fannie Mae.

     (e) The Lender or Fannie Mae, as applicable, must make payment of any amount owed in (b), (c) or (d) above by wire transfer of immediately available funds within five Business Days of the date of Fannie Mae's notice to the Lender of such loss settlement determination. As more specifically provided in the Loss Sharing Agreement, Fannie Mae's obligation to make any such payment is conditioned upon the Lender's not being in default under its Contract, Reserve Agreement or Loss Sharing Agreement or the DUS Guide.





                                    - 12 -
                                                                       (2/4/94)

CHAPTER 6.    ACCOUNTING FOR ADDITIONAL COLLATERAL AND ANY OTHER PROPERTY
              HELD BY LENDER

SECTION 601.  PAYMENT TO FANNIE MAE

     Within five Business Days of the date of Fannie Mae's notice to the Lender of the loss settlement determination with respect to a Mortgage Loan, the Lender must deliver to Fannie Mae all Additional Collateral, sales proceeds, net operating income, amounts recovered under a guaranty or other similar documentation and any other amounts in the Lender's possession or under its control with respect to that mortgage Loan or Mortgaged Property that are not already held by Fannie Mae.





                                    - 13 -
                                                                       (2/4/94)

                                                        EXHIBIT C [OMITTED]


                                   EXHIBIT D

                   CONSENT TO INTERIM LOSS SHARING ADJUSTMENT

                                                            Date:
                                                                 --------------
[Lender]

-------------------

-------------------

Dear               :
    ---------------

     Fannie Mae consents to the application of the Interim Loss Sharing Adjustment(1), as set forth in Section 5.05 of the Master Loss Sharing Agreement between you and Fannie Mae, as currently in effect, to the Mortgage Loan described below:

     Mortgage Loan on [Project Name]:
                                     --------------------------------------
     Fannie Mae Commitment/Pool No.:
                                    ---------------------------------------
     Project Location:
                      -----------------------------------------------------
     Borrower:
              -------------------------------------------------------------

     Effective for payments due beginning __________[month]_____________, ______[year]_____, your obligation to make Delinquency Advances and Servicing Advances and to pay Delinquency Resolution Costs (each as defined in the Master Loss Sharing Agreement) is reduced to the level required under the Interim Loss Sharing Adjustment provisions of that agreement and Fannie Mae will make reimbursements of Servicing Advances and Delinquency Resolution Costs as provided in that Agreement.

                                                    Sincerely,

                                                    [Vice President/Property
                                                      Regional Office]




--------------------
     (1) The Interim Loss Sharing Adjustment is available only for loans at Level I to a Lender not in default under any agreement with Fannie Mae.

                                      D-1